UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 19, 2008
NORDSTROM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058

(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111
INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2008 the Compensation Committee (the “Committee”) of the Board of Directors of Nordstrom, Inc. (the “Company”) approved the following executive compensation actions relative to the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated April 12, 2007 (the “NEOs”):

2007
Named Executive	Bonus
Officer	(1)

Blake W. Nordstrom President	$377,860

Peter E. Nordstrom EVP and President, Merchandising	$350,870

Erik B. Nordstrom EVP and President, Stores	$350,870

Michael G. Koppel EVP and Chief Financial Officer	$197,597

Daniel F. Little EVP and Chief Administrative Officer	$180,772

(1)	The 2007 cash bonuses were determined based on the achievement of pre- established performance measures set by the Committee under the shareholder approved Nordstrom, Inc. Executive Management Group Bonus Plan.
No changes in base compensation were approved.
On February 19, 2008, the Committee also awarded stock option grants to the Company’s five NEOs, effective February 28, 2008. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan (the “Plan”). Stock option grants have a term of ten years with an exercise price equivalent to the fair market value of the Company’s stock on February 28, 2008. Vesting occurs at the rate of 25% annually beginning one year from the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including risk-free interest rate, volatility, dividend yield, and expected life. The formula for determining the number of options granted is:
No. of Options = (base pay * LTI %) / option fair value
The 2008 Stock Option Award Agreement and Form of Notice is attached hereto as Exhibit 10.1.
On February 19, 2008, the Committee also awarded Performance Share Units

(“PSUs”) to the Company’s five NEOs. PSUs are granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan. PSUs entitle the participant to settle in shares of Company Common Stock or to elect cash in lieu thereof upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. The 2008 PSUs are earned over a three-year period from fiscal year 2008 through fiscal year 2010. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s total shareholder return compared to the total shareholder return of companies in a pre-defined group of retail peers. Additionally, PSUs will only be earned if the Company’s total shareholder return for the period is positive. The number of units to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the value of a performance share unit (discounted to reflect the risk of forfeiture). The formula for determining the number of units granted is:
No. of Units = (base pay * LTI %) / discounted stock price
The 2008 Performance Share Unit Award Agreement and Form of Notice is attached hereto as Exhibit 10.2.
Also on February 19, 2008, the Committee certified the level of attainment of the pre-established performance goals for the 2005 PSU grant relating to fiscal years 2005 through 2007 at 125%. The PSUs for the NEOs were all paid in cash. The number of PSUs vested and the corresponding cash payment to settle those PSUs for each of the NEOs was as follows:

	2005	Value of
Named Executive	PSUs	PSUs Paid
Officer	Vested	in Cash

Blake W. Nordstrom President	16,875	$670,613

Peter E. Nordstrom EVP and President, Merchandising	10,245	$407,136

Erik B. Nordstrom EVP and President, Stores	10,245	$407,136

Michael G. Koppel EVP and Chief Financial Officer	9,282.5	$368,887

Daniel F. Little EVP and Chief Administrative Officer	8,437.5	$335,306
On February 20, 2008, the Committee established bonus goals, performance levels and award levels that may be earned during the fiscal year ending January 31, 2009 (“Fiscal Year 2008”) under the Company’s shareholder approved Executive Management Group Bonus Plan (the “Plan”). Under the Plan, bonus awards are paid only when performance goals are achieved. The bonus target and maximum payments are expressed as a percentage of base salary and the bonus goals vary by position depending on each participant’s area of responsibility and influence.

Fiscal Year 2008 bonus arrangements for the Company’s NEOs were established by the Compensation Committee as follows (Earnings before interest and taxes is referred to in the table below as “EBIT” and Return on Invested Capital is referred to as “ROIC”):

Name and	Bonus Target	Bonus Maximum
Principal	as a % of	as a % of	Bonus Measures
Position	Base Salary	Base Salary	and Weighting

Blake W. Nordstrom President	100%	250%	EBIT with an ROIC threshold 100%

Peter E. Nordstrom EVP and President, Merchandising	100%	250%	EBIT with an ROIC threshold 100%

Erik B. Nordstrom EVP and President, Stores	100%	250%	EBIT with an ROIC threshold 100%

Michael G. Koppel	60%	150%	EBIT with an ROIC threshold 75%
EVP and Chief			Cost/asset productivity 12.5%
Financial Officer			Reporting, Forecasting and Communication 12.5%

Daniel F. Little	60%	150%	EBIT with an ROIC threshold 75%
EVP and Chief			Cost/asset productivity 12.5%
Administrative Officer			Multi-channel Strategy / Social
			Responsibility 12.5%
ITEM 8.01 Other Events.
On February 20, 2008, Nordstrom, Inc. issued a press release announcing that its Board of Directors has approved an increased quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On February 20, 2008, the Company’s Board of Directors amended the Corporate Governance Guidelines to add a compensation recovery policy commonly referred to as a “clawback” as new Section 11 to the Guidelines. The policy permits the Board to recover compensation previously paid to the Company’s executive officers based on financial statements that are ultimately materially restated if the executive officer engaged in grossly negligent or intentional misconduct that caused or substantially caused the need for the material misstatement. The Company’s Corporate Governance Guidelines can be found on the Company’s website at www.nordstrom.com, Investors Relations tab, Corporate Governance, then Guidelines. The clawback policy has also been incorporated into the 2008 Stock Option Award Agreement attached hereto as Exhibit 10.1, the 2008 Performance Share Unit Award Agreement attached hereto as Exhibit 10.2 and also applies to the Fiscal Year 2008 bonus arrangements for the Company’s NEOs.

ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

10.1	2008 Stock Option Award Agreement and Form of Notice

10.2	2008 Performance Share Unit Award Agreement and Form of Notice

99.1	Nordstrom, Inc. Press Release dated February 20, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ Lisa G. Iglesias
Lisa G. Iglesias
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 21, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	2008 Stock Option Notice Award Agreement and Form of Notice

10.2	2008 Performance Share Unit Award Agreement and Form of Notice

99.1	Nordstrom, Inc. Press Release dated February 20, 2008